UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 15, 2011


                              BOSCO HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                      333-144509                98-0534794
(State or other jurisdiction          (Commission              (IRS Employer
   of incorporation)                  File Number)           Identification No.)

42a High Street, Sutton Coldfield, West Midlands, United Kingdom     B72 1UJ
        (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code 0121 695 9585

               26 Utkina Street, Suite 10, Irkutsk, Russia, 664007
                        Telephone number: 7-3952-681-878
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 APPOINTMENT OF CERTAIN OFFICERS AND DIRECTORS; DEPARTURE OF CERTAIN OFFICERS AND DIRECTORS

On February 15, 2011, Bosco Holdings, Inc. (the "Company", "we", "us") received a resignation from Alexander Dannikov. Mr. Dannikov resigned as president, secretary, treasurer, chief executive officer and chief financial officer of the Company. Mr. Dannikov will remain as a member of the Company's board of directors. Mr. Dannikov's resignation was not the result of any disagreements with the Company regarding its operations, policies, practices or otherwise.

As a result of Mr. Dannikov's resignation, we appointed Derrick Gidden as president, chief executive officer and director of the Company. In addition, we increased the number of director to two (2) and appointed Mr. Gidden as a member of the Company's board of directors.

DERRICK GIDDEN - PRESIDENT, SECRETARY, TREASURER, CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER AND DIRECTOR

Derrick Gidden is a graduate from Converty Technical College in Telecommunication and Electronic Engineering (Oct 1978) and the University of Wolverhampton where has obtained a Post Graduate in Training Management (July
1994) and has successfully completed a wide array of other business management, training, auditing, project management and information technology programs (May 1992 - February 2010).

For more than twenty five years, he has provided management consulting and business development services to a number of private, public service and voluntary companies/organizations.

Mr. Gidden's entrepreneurship began with two business ventures, between March of 2003 and April of 2008, called Oracle Business Development Partnership (UK) Limited and The Property Investor Group (UK) Limited. While working for Oracle Business Development Partnership (UK), he provided business development consultancy to business communities across UK, in addition to offering specific consultancy on business planning/development and raising finance. His duties also included supporting companies for sustainability, growth and competitiveness with consultancy on sales/marketing, IT, technology, manufacturing and import/export. While working for The Property Investor Group
(UK) Limited, Mr. Gidden provided relevant property investments to prospective investors.

Since April of 2010, Mr. Gidden has been a director of the Poet's Wood Management Services working in conjunction with Redrow Homes Midlands Ltd., one of the leading companies in the residential home construction sector in the United Kingdom. He is also a school governor at King Edward VI School which is one of the top selective grammar school in the United Kingdom.

The Company's board of directors now consists of Alexander Dannikov and Derrick Gidden. There have been no transactions between the Company and Mr. Gidden since the Company's last fiscal year which would be required to be reported herein. There are no family relationships among our directors or executive officers.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSCO HOLDINGS, INC.


/s/ Derrick Gidden
-------------------------------
Derrick Gidden
President and Director

Date: February 21, 2011

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